UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2011

ALL AMERICAN GOLD CORP.
(Exact name of registrant as specified in its charter)

Wyoming	000-54008	26-0665571
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

700 North High School Road, Suite 203, Indianapolis, Indiana	46214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 317-946-4653

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01       Entry into a Material Definitive Agreement

On August 1, 2011, All American Gold Corp. (the “Corporation”, “we”, “us”), entered into a consulting services agreement with Parkside Communications, Inc. of New York, NY, for a term of five and one-half months (5½) months, whereby Parkside will provide consulting services to the Corporation in the establishment of a formalized investor relations program. As compensation, the Company has agreed to pay $5,000 commencing August 15, 2011 and $5,000 per month on the fifteenth day of each month during the term of the agreement with the final payment on January 15, 2012 being $2,500, pursuant to the terms of the consulting services agreement.

Item 9.01       Financial Statements and Exhibits

10.1	Consulting Services Agreement between the Company and Parkside Communications, Inc.. dated August 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALL AMERICAN GOLD CORP.

/s/ “Brent Welke”
Brent Welke
President, Secretary, CEO and Director

Date: August 5, 2011